Exhibit 99.1

[GRAPHIC]

[GRAPHIC]
[GRAPHIC]	[GRAPHIC	]

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2003

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

SEGMENT ANALYSIS

Core Operating Properties
Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20
Development
Development Activity by Market	21
Land Held for Development Schedule	22

Reconciliation of Financial Measures	23-25

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 12/31/03)

259 Properties

20.4 Million Square Feet

(consolidated/unconsolidated; as of 12/31/03)

297 Properties

26.4 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At December 31, 2003)

87.8 % Consolidated Properties

87.9 % Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 12/31/03)

	Based on POI	Based on Square Footage
Pacific region	53.32%	50.33%
Eastern region	30.53%	26.87%
Central region	8.07%	12.84%
Mountain region	8.08%	9.96%

MARKETS

(stabilized; as of 12/31/03)

	% of POI	% of Sq. Ft.
San Francisco Bay Area	31.47%	27.30%
Washington DC Metro	25.34%	17.88%
Southern California	14.74%	14.48%
Seattle/Portland	7.11%	8.55%
Atlanta	5.19%	8.99%
Salt Lake City/Phoenix	5.16%	5.60%
Chicago	3.52%	5.91%
Dallas	3.16%	4.85%
Denver	2.92%	4.36%
Austin	1.39%	2.08%

	100.00%	100.00%

*  POI in Property Operating Income – Rental revenue less property operating expenses and real estate taxes.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Oliver T. Carr, Jr.

Chairman of the Board

The Oliver Carr Company

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Executive Vice President and

Chief Financial Officer

Fannie Mae

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

Partner

Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Lee Schalop/Daniel Oppenheim

Bank of America Securities

(212) 847-5677/(212) 847-5705

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Donald Fandetti

Wachovia Securities

(443)263-6773/(443) 263-6537

David Kostin/Michael Bilerman

Goldman, Sachs & Company

(212) 902-6781/(212) 902-1970

John Lutzius/Elizabeth Dhillon

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick/Ken Weinberg

Legg Mason Wood Walker

(410) 454-5018/(410) 454-5175

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Company, Inc.

(212) 449-0335/(212) 449-1153

Greg Whyte

Morgan Stanley Dean Witter

(212) 761-6331

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/Gary Boston

Salomon Smith Barney

(212) 816-0231/(212) 816-1383

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia

J. Thad Ellis, Regional Managing Director

Austin, Texas

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas

William Vanderstraaten, Regional Managing

Director

Denver, Colorado; Phoenix, Arizona; Salt Lake City, Utah; and Northern Virginia

Robert Milkovich, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

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PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Shares and Units:
Common Shares	52,881	52,330	52,158	51,851	51,836
Outstanding OP Units (a)	5,606	5,615	5,525	5,570	5,579
Combined Shares and OP Units (a)	58,487	57,945	57,683	57,421	57,415
Weighted Average - Basic	52,394	51,925	51,712	51,608	52,817
Weighted Average - Diluted	53,138	52,657	52,368	51,936	53,727

Share Price:
At the End of the Period	$29.78	$29.85	$27.81	$25.35	$25.05
High During Period	31.62	30.00	28.76	25.60	27.30
Low During Period	28.31	27.40	25.23	23.25	21.94

Capitalization Summary:
Market Value of Common Equity	$1,741,743	$1,729,658	$1,604,164	$1,455,622	$1,438,246
Preferred Equity	201,250	397,575	199,844	200,634	254,518
Total Debt (f)	1,733,540	1,513,277	1,672,304	1,675,310	1,607,356
Total Market Capitalization	3,676,533	3,640,510	3,476,312	3,331,566	3,300,120
Total Debt/Total Market Capitalization	47.2%	41.6%	48.1%	50.3%	48.7%

Financial Information:
Total Assets	$2,836,018	$2,814,905	$2,796,570	$2,798,635	$2,817,920
Book Value of Real Estate Assets (before accumulated depreciation)	3,089,814	3,103,079	3,048,870	3,060,301	2,995,226
Total Liabilities	1,857,991	1,632,298	1,802,196	1,795,263	1,743,907
Total Minority Interest (including OP)	70,456	73,555	74,240	76,144	76,222
Total Shareholders’ Equity	907,571	1,109,052	920,134	927,228	997,791
Total Operating Revenues	129,857	126,997	128,141	131,286	136,014
Property Operating Income	81,971	77,101	78,606	82,233	84,342
Property Operating Income Percent of Revenue	65.5%	64.0%	65.1%	65.4%	65.6%
EBITDA (e)	78,804	75,932	78,161	79,700	81,704
Interest Coverage Ratio (b,e,g)	3.0	2.9	3.0	3.1	3.2
Interest Coverage Ratio (c,e,g)	2.9	2.9	3.0	3.0	3.1
Fixed Charge Coverage Ratio (b,e,g)	2.2	2.2	2.3	2.3	2.3
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.2	2.3	2.3	2.3
Diluted FFO available to common shareholders (d)	36,543	46,266	47,006	48,382	50,540
Dividends Declared	0.50	0.50	0.50	0.50	0.50
FFO Payout Ratio - Diluted (h)	80.6%	63.3%	61.7%	59.5%	57.5%
EPS Payout Ratio (h)	1000.0%	135.1%	208.3%	217.4%	147.1%
Net-Straight Line Revenue/Expense Adjustment	3,006	2,105	1,672	2,153	2,583

Portfolio Size (including unconsolidated properties):
Buildings	297	297	298	298	296
Total Square Footage (in thousands)	26,439	26,059	26,088	25,392	25,207
Current Occupancy	87.9%	89.1%	89.8%	91.0%	92.3%

(a)	Operating partnership.

(b)	Excluding capitalized interest. See page 25 for computation.

(c)	Including capitalized interest. See page 25 for computation.

(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. See page 23 for a reconciliation of diluted FFO to net income.

(e)	Excludes $811 of HQ lease guarantees in the third quarter 2003 and $1100 for Agilquest impairment in the fourth quarter 2003. See page 24 for reconciliation of EBITDA to net income.

(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.

(g)	Refer to page 6 for definintion.

(h)	Refer to page 24 for calculation of these amounts.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

(In thousands)

	Three Months Ended December 31,		% Change	Twelve Months Ended December 31,		% Change
	2003	2002		2003	2002
Real estate operating revenue	$118,928	$127,659	-6.8%	$462,389	$483,437	-4.4%
Real estate operating expenses	41,502	43,013	-3.5%	161,752	160,113	1.0%

Total property operating income	$77,426	$84,646	-8.5%	$300,637	$323,324	-7.0%

Straight-line rent adjustment	$1,382	$2,323	-40.5%	$4,923	$7,964	-38.2%

Average occupancy	88.0%	92.2%	-4.2%	89.4%	93.3%	-3.9%

Same store square footage	19,873,008			19,003,002

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	Dec. 31, 2003	Dec. 31, 2002
Total Debt/Total Capitalization (Book Value)(1)	63.1%	59.2%
Total Debt/Total Capitalization (Market)(2)	47.2%	48.7%

Operating Ratios for Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
Secured Property Operating Income/EBITDA(3)	27.7%	24.5%	25.2%	29.0%
Interest Coverage (4)
Excluding capitalized interest	2.95	3.21	2.99	3.27
Including capitalized interest	2.91	3.11	2.94	3.17
Fixed Charge Coverage(5)
Excluding capitalized interest	2.22	2.33	2.25	2.23
Including capitalized interest	2.20	2.28	2.24	2.18
Diluted FFO Payout Ratio (6)	80.6%	58.1%	65.1%	60.4%
G&A as a % of Revenue (7)	8.9%	8.9%	8.2%	7.9%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits.

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps.

(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest).

(5)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest).

(6)	Dividends divided by diluted funds from operations (net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture). See page 23 for a reconciliation of diluted funds from operations to net income. Includes impairment losses and issuance costs of redeemed preferred stock.

(7)	General and administrative expense divided by revenue plus interest income and equity on earnings in consolidated entities.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding at December 31, 2003 and December 31, 2002, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter and twelve months ended December 31, 2003 and 2002. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)

	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Series A Convertible Preferred Shares Outstanding (a)	Dividend Paying Units Outstanding (b)	Non-Dividend Paying Units Outstanding
Outstanding as of
December 31, 2003	52,881	—	5,606	—
December 31, 2002	51,836	—	5,579	89
Weighted average for the three months ended December 31,
2003	52,394	—	5,611	—
2002	52,834	—	5,610	89
Weighted average for the twelve months ended December 31,
2003	52,185	—	5,587	53
2002	52,827	3	5,671	142

Notes:

(a)	Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.

(b)	Operating partnership Units are redeemable for cash or common shares, at our option, on a one-for-one basis.

(c)	The Company has 8,050,000 shares Series E Cumulative Redeemable Preferred stock outstanding as of December 31, 2003 which are not included in the table above.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands)

					Principal Maturity
Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2004	2005	2006	2007	2008	2009 & Thereafter
Sun Life Assurance Company of Canada	Tract 17/Canyon Park Commons	4,345	9.13%	01-Dec-04	$4,345	—	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	9,018	7.92%	01-Dec-05	4,363	4,655	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	2,735	7.92%	01-Dec-05	1,291	1,444	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	4,103	7.92%	01-Dec-05	1,936	2,167	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	4,103	7.92%	01-Dec-05	1,936	2,167	—	—	—	—
Salomon Brothers	Redmond East	25,146	8.38%	01-Jan-06	570	24,576	—	—	—	—
State Farm	Peterson (Note 2)	17,049	7.20%	01-Jan-06	928	16,121	—	—	—	—
EquiTrust Life Insurance Co.	Holcomb Place	3,185	8.25%	01-Nov-06	78	99	3,008	—	—	—
Teachers Ins. and Ann. Assoc. of Amer.	Wasatch Corporate Center	11,496	8.15%	02-Jan-07	293	318	10,885	—	—	—
Metropolitan Life Insurance Company	2600 West Olive	18,385	6.75%	01-Jan-09	292	313	334	358	17,088	—
NLI Properties East, Inc.	1717 Penn	23,741	6.13%	01-Feb-09	324	449	477	506	538	21,447
Midland Loan Services	Palomar Oaks	9,261	8.85%	01-Apr-09	212	233	255	278	304	7,979
Northwest Mutual	1255 23rd St (Note 1)	36,901	8.12%	01-Apr-09	610	662	717	778	842	33,292
Northwest Mutual	1730 Penn, I Square (Note 1)	176,988	8.12%	01-Apr-09	2,921	3,176	3,440	3,730	4,040	159,681
New York Life Insurance	South Coast	14,384	7.13%	10-Jun-09	270	290	312	335	359	12,818
Business Men's Assurance Co.	Sorenson - Bus. Men's Assur.	1,859	7.75%	01-Jul-11	190	205	222	240	259	743
Berkshire Life Insurance Co.	Sorenson - Berkshire	1,421	8.88%	01-May-17	59	64	70	76	83	1,069
Aid Association for Lutherans	900 19th St/Pres. Plaza (Note 3)	14,453	8.25%	15-Jul-19	481	523	567	616	669	11,597
TransAmerica Life Insurance	1775 Penn	11,467	7.63%	01-Sep-09	150	162	175	188	203	10,589

		$390,040			$21,249	$57,624	$20,462	$7,105	$24,385	$259,215

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

Note 2: Secured by Glenridge, Spalding Ridge, Midori, Waterford and Parkwood.

Note 3: Note was repaid 2/2/04.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary – continued

($ In thousands)

	Principal Outstanding	Interest Rate	Maturity Date	Principal Maturity
Unsecured Bonds Payable				2004	2005	2006	2007	2008	2009 & Thereafter
7.200% Notes due 2004*	$150,000	7.200%	1-Jul-04	$150,000	$—	$—	$—	$—	$—

7.375% Notes due 2007	$125,000	7.375%	1-Jul-07	$—	$—	$—	$125,000	$—	$—

6.625% Notes due 2005	$100,000	6.625%	1-Mar-05	$—	$100,000	$—	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	1-Mar-08	$—	$—	$—	$—	$100,000	$—

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$—	$50,000	$—	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$—	$175,000	$—	$—

*See	Hedging Below

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.700%	28-Jun-04	$88,000	$620,000	$464,500	$243,500

Hedging Instruments	Notional Amount	Terms	Maturity Date	Reset
Interest rate swap	$150,000	6ML+2.72%	1-Jul-04	Arrears
Interest rate cap	$97,000	1ML capped at 6.75%	1-Sep-04	Prompt
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears
Interest rate cap	$100,000	1ML capped at 8.00%	31-Jan-05	Prompt

Bond Covenants	Actual	Requirement
Consolidated income available for debt service	2.60	>1.50
Total indebtedness to total assets	49.0%	<60%
Total secured debt to total assets	11.1%	<40%
Unencumbered assets to unsecured indebtedness	195.3%	>150%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of Dec. 31, 2003 ($000)
Carr Office Park LLC	Equity	35%	45,612
575 7th Street	Equity	30%	23,745
1919 Pennsylvania Assoc.	Equity	49%	16,908
10 UCP	Equity	20%	13,722
1888 Century Plaza	Equity	35%	13,932
1201 F Street	Equity	35%	8,604
300 W. Sixth Street	Equity	20%	6,023
Custer Court	Equity	49%	2,933
AgilQuest	Cost	18%	1,659
WCM JV	Equity	16%	1,615
CC JM II	Equity	50%	1,634
essention	Cost	19%	1,217

			137,604

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the twelve months ended December 31, 2003

($ in thousands)	CC JM	1888 Century[4]	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP
Equity[1]	1,805	14,003	2,577	9,099	4,902	26,851	1,472	17,876	17,020	13,722
Loans Payable[2]	9,038	28,350	3,660	76,779	11,000	76,779	—	39,299	23,355	26,300
Percentage Ownership	50%	35%	49%	35%	20%	35%	16%	49%	30%	20%
Total revenue	5,202	559	1,411	11,596	10,602	71,298	1,466	18,287	3,742	12,937

Expenses
Operating expenses	1,497	208	910	4,008	4,756	26,802	232	6,071	1,604	5,025
Interest expense	1,341	175	407	2,728	2,433	15,778	—	5,991	325	2,143
Depreciation/amortization	1,128	101	522	2,580	3,563	19,717	620	2,862	653	2,664

Total expenses	3,966	484	1,839	9,316	10,752	62,297	852	14,924	2,582	9,832

Net income	1,236	75	(428)	2,280	(150)	9,001	614	3,363	1,160	3,105

CarrAmerica’s share of net net income	618	26	(210)	798	(30)	3,150	98	1,648	348	621
Adjustments[3]	—	—	—	—	—	(381)	—	(8)	—	—

Equity in earnings	618	26	(210)	798	(30)	2,769	98	1,640	348	621

[1]	CarrAmerica’s share of the investee’s equity

[2]	CarrAmerica’s percentage of investee’s debt

[3]	Adjustments made to investee’s net income for equity in earnings

[4]	Acquired 12/03

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of Dec. 31, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties
EAST REGION
Downtown Washington, D.C.:
International Square	1,014,914	97.5%	3
900 19th Street	101,215	96.4%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	98.7%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Suburban Washington, D.C.:
One Rock Spring Plaza	205,721	97.7%	1
Sunrise Corporate Center	260,253	99.2%	3
Reston Crossing East & West	327,788	100.0%	2
TransPotomac V Plaza	97,006	98.1%	1
Canal Center	495,119	84.7%	4

Washington, D.C. Subtotal	3,710,396	96.6%	21
Atlanta, GA:
Glenridge	63,861	91.3%	1
Holcomb Place	72,828	100.0%	1
Midori	100,195	48.1%	1
Parkwood	150,270	96.0%	1
The Summit	179,085	79.9%	1
Spalding Ridge	127,726	80.4%	1
2400 Lake Park Drive	103,460	76.2%	1
680 Engineering Drive	62,154	61.5%	1
Embassy Row	656,305	77.9%	5
Waterford Centre	84,219	51.9%	1
The Forum	90,462	100.0%	1

Atlanta Subtotal	1,690,565	80.3%	15

East Region Subtotal:	5,400,961	91.7%	36	26.5%
PACIFIC REGION
Southern California,
Los Angeles:
Warner Center	344,706	89.5%	12
Warner Premier	61,210	96.1%	1
2600 W. Olive	144,831	100.0%	1
Westlake Spectrum	108,084	99.3%	2

Los Angeles Subtotal	658,831	94.0%	16
Orange County
Scenic Business Park	138,076	85.8%	4
Harbor Corporate Park	151,239	98.3%	4
South Coast Executive Center	162,504	95.5%	2
Von Karman	104,375	100.0%	1
Bay Technology Center	107,481	100.0%	2
Pacific Corporate Plaza 1,2, & 3	124,119	93.4%	3
Alton Deere Plaza	182,461	83.4%	6

Orange County Subtotal	970,255	93.0%	22

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of Dec. 31, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
San Diego:
Del Mar Corporate Plaza	123,142	58.5%	2
Towne Center Technology Park 1, 2, 3	182,120	100.0%	3
Lightspan	64,800	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,406	82.2%	6
Town Center Technology Park IV	105,358	100.0%	1
Highlands Corporate Center	205,191	93.4%	5
11119 Torrey Pines Road	76,701	100.0%	1
Carroll Vista I & II	107,579	100.0%	3

San Diego Subtotal	1,191,950	92.0%	24
Northern California,
San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	86.5%	7
Valley Business Park I	67,784	91.4%	2
Bayshore Centre 2	94,874	0.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	100.0%	4
Valley Office Centre	68,873	94.8%	2
Valley Centre	102,291	78.0%	2
Valley Business Park II	166,928	80.4%	6
Rio Robles	368,178	88.7%	7
First Street Technology Center	67,582	0.0%	1
Baytech Business Park	300,000	78.8%	4
3571 North First Street	116,000	100.0%	1
San Mateo Center	214,667	59.6%	3
Oakmead West Land A-G	425,981	100.0%	7
Hacienda West	207,288	89.2%	2
Sunnyvale Technology Center	165,520	100.0%	5
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	100.0%	7
Golden Gateway Commons	276,370	92.1%	3
Techmart Commerce Center	267,735	92.4%	1
Fremont Technology Park 1, 2, 3	139,304	86.3%	3
Mountain View Gateway Center	236,400	100.0%	2
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1

San Francisco Subtotal	5,667,632	88.3%	80
Portland, OR:
Sunset Corporate Park	132,531	60.0%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland Subtotal	275,193	80.7%	6
Seattle, WA:
Redmond East	396,497	90.4%	10
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,667	99.1%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6	326,445	10.6%	6
Canyon Park Commons 1, 2, 4	176,846	100.0%	3
Canyon Park Commons	95,290	100.0%	1

Seattle Subtotal	1,498,804	77.8%	29

Pacific Region Subtotal	10,262,665	87.9%	177	50.3%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Dec. 31, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
CENTRAL REGION
Austin, TX:
City View Centre	137,185	48.0%	3
City View Centre	128,716	100.0%	1
Tower of the Hills	166,149	93.3%	2

Austin Subtotal	432,050	80.9%	6
Chicago, IL:
Parkway North I	249,259	37.8%	1
Butterfield Road	366,497	66.7%	2
The Crossings	291,695	78.8%	1
Bannockburn	318,248	87.5%	3

Chicago Subtotal	1,225,699	69.1%	7
Dallas, TX:
Cedar Maple Plaza	113,117	86.7%	3
Quorum North	115,846	60.3%	1
Quorum Place	178,504	76.3%	1
Tollway Plaza 1, 2	359,903	94.3%	2
Two Mission Park	77,363	74.6%	1
5000 Quorum	161,534	68.3%	1

Dallas Subtotal	1,006,267	80.7%	9

Central Region Subtotal	2,664,016	75.4%	22	13.1%
MOUNTAIN REGION
Denver, CO:
Harlequin Plaza	324,601	89.8%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	87.3%	3
Dry Creek 2 & 3	185,957	92.3%	2

Denver Subtotal	904,717	93.3%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4
Salt Lake City, UT:
Sorenson Research Park	322,534	97.0%	6
Wasatch Corporate Center	227,797	66.3%	4
Creekside I & II	78,000	100.0%	1

Salt Lake City Subtotal	628,331	86.2%	11

Mountain Region Subtotal	2,065,554	92.9%	24	10.1%
TOTAL CONSOLIDATED PROPERTIES:	20,393,196		259	100.0%
WEIGHTED AVERAGE @ Dec. 31, 2003		87.8%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of Dec. 31, 2003

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	328,817	99.5%	1
2025 M Street	49.0%	245,303	99.5%	1
1201 F Street	35.0%	226,922	99.6%	1
Bond Building	15.0%	162,182	100.0%	1
Booz-Allen & Hamilton Building	50.0%	222,989	100.0%	1
Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1
Chicago Market Office:
Parkway 3, 4, 5, 6, 9, 10	35.0%	771,945	78.7%	6
Dallas Market Office:
Royal Ridge Phase II, A, B	35.0%	505,677	99.2%	4
Custer Court	49.0%	120,838	62.4%	1
Austin Market Office:
300 W. 6th Street	20.0%	446,391	69.2%	1
Riata Corporate	35.0%	673,622	88.4%	8
Riata Crossing	35.0%	324,056	100.0%	4
Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	664,050	97.9%	6
Los Angeles Market Office:
10UCP	20.0%	775,353	82.0%	1
1888 Century Park East	35.0%	474,070	72.8%	1
TOTAL UNCONSOLIDATED PROPERTIES:		6,045,494		38
WEIGHTED AVERAGE @ Dec. 31, 2003			88.1%
ALL OPERATING PROPERTIES
TOTAL:		26,438,690		297
WEIGHTED AVERAGE @ Dec. 31, 2003			87.9%

(1)	Includes office, retail and parking space but excludes storage space.

(2)	Includes space for leases that have been executed and have commenced as of Dec. 31, 2003.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule – Stabilized Properties

Region/Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	5,667,632	88.3%	91.1%	661,882	565,230	637,408	966,681	586,350	873,003	416,220	276,253	—	307,756	76,145	300,704
Orange County/Los Angeles	1,629,086	93.4%	90.6%	107,179	272,452	119,739	298,485	284,123	310,550	44,935	33,359	82,405	30,402	22,292	23,165
Seattle	1,498,804	78.7%	84.4%	319,992	194,816	274,767	112,461	49,779	83,081	333,264	—	—	54,952	—	75,692
San Diego	1,191,950	92.0%	94.3%	95,026	266,930	72,130	169,992	30,542	43,074	97,969	51,915	—	287,478	—	76,894
Portland	275,193	80.7%	80.7%	53,069	41,200	14,390	—	122,127	—	—	44,407	—	—	—	—
MOUNTAIN REGION
Denver	904,717	93.3%	94.0%	60,800	55,004	139,418	142,402	12,870	368,159	41,076	38,326	13,871	—	32,791	—
Phoenix	532,506	100.0%	100.0%	—	—	—	—	532,506	—	—	—	—	—	—	—
Salt Lake City	628,331	86.3%	85.6%	86,346	105,281	64,174	54,969	97,231	173,281	—	—	—	28,814	18,235	—
CENTRAL REGION
Chicago	1,225,699	69.1%	71.7%	378,615	220,343	87,738	61,535	72,654	124,663	33,000	54,579	75,750	21,082	95,740	—
Dallas	1,006,267	80.7%	84.4%	194,593	137,170	91,642	57,615	147,158	187,266	159,499	4,278	6,589	—	20,457	—
Austin	432,050	80.9%	88.1%	82,476	141,029	10,194	20,050	5,554	1,688	33,635	—	—	—	137,424	—
EAST REGION
Washington, DC
Downtown Properties	2,324,509	98.1%	92.1%	43,238	70,998	193,416	398,138	426,302	223,230	95,755	39,911	3,528	239,237	92,431	498,325
Suburban Properties	1,385,887	93.9%	94.8%	84,548	103,348	304,975	76,099	148,662	55,074	377,620	113,606	67,901	47,275	6,779	—
Atlanta	1,690,565	81.2%	83.0%	317,855	244,707	95,539	39,880	183,573	55,937	199,881	142,722	211,125	64,835	—	134,511
Total	20,393,196	87.8%	88.9%	2,485,619	2,418,508	2,105,530	2,398,307	2,699,431	2,499,006	1,832,854	799,356	461,169	1,081,831	502,294	1,109,291

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule – Stabilized Properties

Region/Market	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	$13,125,910	$15,236,745	$24,159,031	$16,416,566	$14,976,566	$8,345,112	$7,599,849	$—	$7,962,366	$—	$12,290,543
Orange County/Los Angeles	6,410,282	3,048,772	7,934,460	5,069,234	6,271,715	735,113	649,710	1,913,647	729,648	226,338	694,642
Seattle	2,804,374	4,328,945	1,452,033	660,857	1,158,686	5,305,053	—	—	903,408	—	1,135,380
San Diego	5,262,520	2,413,388	3,738,755	571,535	1,179,752	3,208,836	1,254,744	—	5,359,900	—	3,328,335
Portland	717,700	215,807	—	2,741,751	—	—	608,496	—	—	—	—
MOUNTAIN REGION
Denver	1,049,146	2,640,835	2,488,726	222,064	6,310,427	614,923	609,767	221,242	—	476,568	—
Phoenix	—	—	—	10,253,938	—	—	—	—	—	—	—
Salt Lake City	1,506,714	1,118,989	622,475	1,395,023	2,399,469	—	—	—	473,414	271,204	—
CENTRAL REGION
Chicago	4,118,419	1,437,635	937,788	1,297,701	1,835,096	489,872	936,277	1,174,853	339,836	1,016,150	—
Dallas	2,845,602	2,013,716	1,160,166	2,686,506	4,067,023	2,662,337	90,738	158,136	—	—	—
Austin	2,340,880	180,617	365,526	47,021	33,760	477,996	—	—	—	1,609,039	—
EAST REGION
Washington, DC
Downtown Properties	2,367,222	3,938,650	13,146,916	14,673,346	8,044,727	3,294,746	1,573,852	135,683	8,335,507	3,969,381	27,128,744
Suburban Properties	2,670,785	7,651,366	2,357,259	4,384,163	1,547,172	8,310,763	3,309,253	1,915,780	1,390,254	206,760	—
Atlanta	4,740,763	1,737,098	630,748	3,365,638	1,093,529	3,047,203	3,135,962	3,819,296	1,405,623	—	2,475,918
Total	$49,960,317	$45,962,563	$58,993,883	$63,785,343	$48,917,922	$36,491,954	$19,768,648	$9,338,637	$26,899,956	$7,775,440	$47,053,562

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	4th Quarter 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	161,609	15.91	19.47	-18.25%	6.64	6.03	18.13	24.16
Austin	136,587	21.04	24.84	-15.29%	9.85	7.14	0.03	7.17
Chicago	23,969	20.92	27.81	-24.76%	4.77	5.03	13.00	18.03
Dallas	73,690	16.51	21.76	-24.11%	4.92	3.18	10.05	13.23
Denver	44,753	13.07	15.85	-17.55%	6.63	—	—	—
Los Angeles/Orange County	17,479	19.38	24.35	-20.40%	3.92	3.00	13.21	16.21
Portland	6,909	16.79	16.70	0.54%	1.00	0.73	—	0.73
Salt Lake City	198,654	15.36	17.22	-10.78%	3.72	2.16	4.85	7.01
San Diego	17,147	17.00	21.14	-19.56%	3.95	4.68	6.60	11.28
San Francisco Bay	208,734	17.45	24.52	-28.85%	6.15	6.07	13.34	19.41
Seattle	127,417	15.31	19.47	-21.39%	6.51	3.52	7.30	10.82
Suburban Washington DC	48,001	28.19	33.06	-14.74%	5.01	0.33	5.18	5.51
Downtown Washington DC	16,462	40.35	37.63	7.24%	5.25	—	14.11	14.11
Total	1,081,411	17.74	21.88	-18.91%	6.03	4.26	8.77	13.03

	4th Quarter 2002
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	112,806	16.83	19.19	-12.30%	4.62	4.52	9.98	14.50
Austin	15,320	19.37	22.75	-14.86%	3.78	1.38	2.50	3.88
Chicago	115,874	21.31	24.50	-13.05%	5.29	1.28	5.98	7.26
Dallas	109,335	17.39	21.90	-20.59%	4.33	4.66	10.70	15.36
Denver	17,795	15.88	22.16	-28.34%	4.28	3.50	11.75	15.25
Los Angeles/Orange County	49,662	18.68	23.49	-20.47%	4.35	3.88	19.72	23.60
Portland	—	—	—	—	—	—	—	—
Salt Lake City	11,569	13.03	18.01	-27.63%	3.37	3.67	0.32	3.99
San Diego	15,930	22.97	24.44	-6.04%	1.95	2.99	6.61	9.60
San Francisco Bay	83,775	15.20	31.01	-51.00%	2.55	1.59	2.73	4.32
Seattle	27,800	14.94	14.07	6.18%	5.01	2.50	3.59	6.09
Suburban Washington DC	11,724	30.40	27.59	10.19%	5.54	5.25	10.71	15.96
Downtown Washington DC	236,189	38.80	40.42	-3.99%	5.07	7.30	7.56	14.86
Total	807,779	24.22	28.29	-14.38%	4.28	4.35	8.13	12.48

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	2003 Year-to-Date
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	314,588	16.96	19.77	-14.24%	5.76	4.61	13.03	17.64
Austin	162,997	20.64	24.69	-16.42%	9.11	6.57	1.10	7.67
Chicago	305,533	22.39	25.73	-13.00%	6.64	6.31	14.69	21.00
Dallas	232,779	17.06	22.46	-24.06%	4.63	2.96	10.25	13.21
Denver	113,214	13.76	16.65	-17.37%	7.30	4.33	13.21	17.54
Los Angeles/Orange County	419,679	19.86	22.30	-10.93%	4.78	3.42	12.76	16.18
Portland	6,909	16.79	16.70	0.01%	1.00	0.73	—	0.73
Salt Lake City	266,200	14.77	16.67	-11.42%	4.33	2.81	5.87	8.68
San Diego	100,201	27.22	29.55	-7.88%	4.68	6.80	8.58	15.38
San Francisco Bay	940,267	21.19	28.06	-24.48%	5.73	5.91	11.87	17.78
Seattle	249,445	16.59	20.72	-19.95%	5.29	1.86	5.25	7.11
Suburban Washington DC	79,360	29.12	31.12	-6.41%	4.77	1.04	4.12	5.16
Downtown Washington DC	472,776	45.93	42.73	7.50%	14.58	15.09	56.90	71.99
Total	3,663,948	23.41	26.68	-12.26%	6.78	5.93	16.41	22.34

	2002 Year-to-Date
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	401,979	17.93	20.75	-13.56%	4.38	3.22	10.95	14.17
Austin	63,033	21.86	22.98	-4.88%	4.53	3.78	14.35	18.13
Chicago	272,609	21.63	24.74	-12.57%	4.32	2.79	6.01	8.80
Dallas	190,989	17.94	21.70	-17.33%	3.97	4.54	9.54	14.08
Denver	199,094	16.43	19.45	-15.52%	4.68	2.95	11.02	13.97
Los Angeles/Orange County	275,556	22.46	25.69	-12.58%	4.97	5.28	16.41	21.69
Portland	20,818	17.49	19.26	-9.22%	2.03	—	—	—
Salt Lake City	99,156	18.71	16.95	10.37%	3.09	0.86	1.47	2.33
San Diego	89,509	25.89	24.44	5.97%	2.97	3.15	7.26	10.41
San Francisco Bay	547,369	22.23	28.52	-22.06%	3.44	4.31	5.78	10.09
Seattle	39,948	17.22	16.99	1.33%	3.06	1.74	2.50	4.24
Suburban Washington DC	17,722	30.34	28.94	4.83%	4.72	5.07	14.39	19.46
Downtown Washington DC	253,979	38.80	40.03	-3.09%	5.31	7.79	8.86	16.65
Total	2,471,761	22.37	25.45	-12.08%	4.14	4.07	8.92	12.99

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants – Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.189%	501,068	2.457%
Qwest Communications	2.494%	532,506	2.611%
Peoplesoft, Inc.	2.087%	215,323	1.056%
Nextel Communications, Inc.	1.874%	377,452	1.851%
Nortel Networks, Inc.	1.840%	258,048	1.265%
AT&T	1.726%	430,784	2.112%
Sun Microsystems, Inc.	1.616%	239,608	1.175%
Patton Boggs, L.L.P.	1.559%	190,975	0.936%
Cell Genesys	1.386%	155,685	0.763%
Citicorp	1.385%	222,651	1.092%
Gateway, Inc.	1.304%	287,478	1.410%
Applied Materials, Inc.	1.304%	223,326	1.095%
Merrill Lynch	1.290%	127,736	0.626%
Software AG of North America	1.235%	209,521	1.027%
Lattice Semiconductor Corp.	1.224%	216,650	1.062%
Proxim, Inc.	1.213%	202,655	0.994%
MCI Telecommunication	0.997%	105,206	0.516%
Federal Deposit Insurance Corp.	0.988%	121,793	0.597%
Pacific Bell Mobile Services	0.987%	164,159	0.805%
Safeway, Inc.	0.955%	145,350	0.713%
King & Spaldings	0.921%	88,655	0.435%
KPMG, LLP	0.811%	135,558	0.665%
Scripps Research Institute	0.810%	76,894	0.377%
Boston Scientific	0.775%	212,082	1.040%
Chronicle of Higher Education	0.744%	90,416	0.443%

TOTAL	35.71%	5,531,579	27.12%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Wholly Owned Property Under Construction @ Dec. 31 , 2003	Start Date	Estimated Construction Completion Date	In Place Dev Costs	Cost of Units Sold	Estimated Remaining Costs to Complete	Total Projected Investment
Washington, DC 675 E Street[1]	4Q01	4Q03	555	16,875	2,924	20,354

[1]	675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property Under Construction @ Dec. 31, 2003 [2]	% Ownership	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs	Estimated Remaining Costs to Complete	Total Projected Investment	Estimated Stabilized Return	% Currently Leased or Committed
Washington, DC 575 7th Street [3]	30%	476,352	3Q01	3Q03	3Q04	133,562	25,476	159,038	10.5%	54.1%

[2]	Project yields represent Carr’s yields, exclusive of fees.

[3]	252,803 sq. feet placed in service

Note: Estimated construction completion date based on substantial completion of the core and shell building.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land

Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800

Subtotal		24	343,560

Mountain Region
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2 owned	Salt Lake City, UT	6	78,000
Creekside 3 optioned	Salt Lake City, UT	6	78,452

Subtotal		103	1,064,928

Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400
Total		160	1,959,888

Partially Owned Land

Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VI	Denver, CO	9	129,898
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		28	492,238

Central Region
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4-6	Dallas, TX	16	316,786
Royal Ridge Bldg 8	Dallas, TX	6	132,709

		50	891,129
Total		78	1,383,367

Total All Land Held for Future Development or Sale		238	3,343,255

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Net income	$13,150	$23,987	$16,829	$18,971	$23,501
Depreciation and amortization	34,779	34,658	35,653	33,343	35,745
Minority interest	260	2,283	2,366	2,796	2,329
Gain on sale of property	(1,077)	(120)	(3,531)	277	(5,270)
Gain on sale of discontinued operations	—	(10,035)	—	—	—
Preferred stock dividends and dividends on unvested restricted stock[2]	(10,569)	(4,507)	(4,311)	(7,005)	(5,765)

Diluted funds from operations[1]	$36,543	$46,266	$47,006	$48,382	$50,540

[1]	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

[2]	Includes $6.2 million, $0.1 million, $1.7 million and $0.2 million of issuance costs on redeemed preferred stock for the quarters ended 12/31/03, 9/30/03, 3/31/03 and 12/31/02, respectively.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Diluted net income per share[3]	$0.05	$0.37	$0.24	$0.23	$0.34
Add: Depreciation and amortization	0.59	0.60	0.62	0.64	0.61
Less: Gain on sale of property	(0.02)	—	(0.06)	—	(0.09)
Minority interest adjustment	0.03	0.04	0.07	0.05	0.07
Gain on sale of discontinued operations	—	(0.17)	—	—	—
Adjustment for share difference[2]	(0.03)	(0.05)	(0.06)	(0.08)	(0.07)

Diluted funds from operations per share[1,4]	$0.62	$0.79	$0.81	$0.84	$0.86

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.

[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

[3]	Includes $0.12 and $0.03 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03 and 3/31/03, respectively.

[4]	Includes $0.11 and $0.03 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03 and 3/31/03, respectively.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
EBITDA	$78,804	$75,932	$78,161	$79,700	$81,704
Add: Gain (loss) on sale of assets	795	10,155	3,522	(277)	5,270
Less: Interest	(26,704)	(25,880)	(26,035)	(25,873)	(25,445)
Taxes	33	(63)	(120)	(252)	(57)
Depreciation and amortization	(33,585)	(32,730)	(33,305)	(31,251)	(33,619)
Impairment losses	(4,554)	—	(2,701)	—	(1,171)
Minority interest	(539)	(2,616)	(2,693)	(3,076)	(2,681)
Investment impairment	(1,100)	—	—	—	(500)
HQ lease guarantees	—	(811)	—	—	—

Net income	$13,150	$23,987	$16,829	$18,971	$23,501

EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assesssing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands except ratio)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Secured Property Operating Income	$21,854	$17,770	$19,355	$19,243	$20,035
Total EBITDA	78,804	75,932	78,161	79,700	81,704
Secured Property NOI/Total EBITDA	27.7%	23.4%	24.8%	24.1%	24.5%

Secured property operating income is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

	Quarter Ended
	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Calculation of Diluted FFO Payout Ratio
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50
FFO per diluted share	0.62	0.79	0.81	0.84	0.87
Diluted FFO Payout Ratio	80.6%	63.3%	61.7%	59.5%	57.5%
Calculation of EPS Payout Ratio
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50
EPS per diluted share	0.05	0.37	0.24	0.23	0.34
EPS Payout Ratio	1000.0%	135.1%	208.3%	217.4%	147.1%

As a real estate investment trust, the Company is required to payout 90% of its taxable income to shareholders.

Diluted FFO Payout Ratio is computed as dividends per share divided by diluted FFO per share. EPS Payout Ratio is computed as dividends per share divided by EPS.

Refer to table on page 23 for reconciliation of diluted FFO per share to EPS and the per share impact of issuance costs on redeemed preferred stock.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Property operating income	$81,971	$77,101	$78,606	$82,233	$84,342
Less: Interest expense	(26,704)	(25,880)	(26,035)	(25,873)	(25,445)
General and administrative	(11,796)	(10,028)	(10,657)	(10,286)	(12,305)
Depreciation and amortization	(33,585)	(32,730)	(33,305)	(31,251)	(33,619)
Income taxes	33	(63)	(120)	(252)	(57)
Minority interest	(539)	(2,616)	(2,693)	(3,076)	(2,681)
Add: Real estate service revenue	4,786	6,518	7,478	5,555	7,363
(Loss) gain on sale of properties and impairment losses	(3,759)	120	821	(277)	4,099
Other income	2,010	865	1,951	1,425	1,267
Discontinued operations	733	10,700	783	773	537

Net income	$13,150	$23,987	$16,829	$18,971	$23,501

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Amortizing principal payments	$4,037	$3,853	$3,852	$3,881	$3,570
Preferred stock dividends	4,678	4,370	4,273	5,225	6,017
Interest expense	26,704	25,880	26,035	25,873	25,445

Fixed charges including capitalized interest	35,419	34,103	34,160	34,979	35,032
Less: Capitalized interest	403	460	409	424	788

Fixed charges excluding capitalized interest	$35,822	$34,563	$34,569	$35,403	$35,820

EBITDA	$78,804	$75,932	$78,161	$79,700	$81,704

Fixed charge coverage including capitalized interest	2.22	2.23	2.29	2.28	2.33
Fixed charge coverage excluding capitalized interest	2.20	2.20	2.26	2.25	2.28

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Interest expense	$26,704	$25,880	$26,035	$25,873	$25,445
Less: Capitalized interest	403	460	409	424	788

Interest expense excluding capitalized interest	$27,107	$26,340	$26,444	$26,297	$26,233

EBITDA	$78,804	$75,932	$78,161	$79,700	$81,704

Interest coverage including capitalized interest	2.95	2.93	3.00	3.08	3.21
Interest coverage excluding capitalized interest	2.91	2.88	2.96	3.03	3.11